UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 29, 2015

Motors Liquidation Company GUC Trust

(Exact Name of Registrant as Specified in Charter)

Delaware	1-43	45-6194071
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Wilmington Trust Company, as trust administrator and trustee Attn: David A. Vanaskey Jr., Vice President Rodney Square North 1100 North Market Street Wilmington, Delaware	19890-1615
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (302) 636-6019

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

As we previously disclosed in a Current Report on Form 8-K filed on January 14, 2015, in accordance with the Debtors’ Second Amended Joint Chapter 11 Plan, dated as of March 18, 2011, of Motors Liquidation Company and certain of its affiliates as debtors and debtors in possession and the Amended and Restated Motors Liquidation Company GUC Trust Agreement, dated as of June 11, 2012, as amended, by and between the parties thereto, Wilmington Trust Company, solely in its capacity as trust administrator and trustee (in such capacity, the “GUC Trust Administrator”) of the Motors Liquidation Company GUC Trust (the “GUC Trust”), filed a motion (the “Motion”) on January 14, 2015, with the Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) seeking an order (i) authorizing the GUC Trust to liquidate shares of common stock and warrants (the “New GM Securities”) of General Motors Company, and use dividend cash (the “Dividend Cash”) received in respect of shares of common stock of General Motors Company, to fund accrued and expected fees, costs, and expenses of the GUC Trust, and (ii) extending the duration of the GUC Trust for an additional 12 months, or through and including March 31, 2016.

On January 29, 2015, the Bankruptcy Court entered an order (the “Order”) granting the relief requested in the Motion. A copy of the Order is attached as Exhibit 99.1 hereto. Pursuant to the authority granted by the Order, (i) the GUC Trust Administrator plans to sell New GM Securities and use Dividend Cash in the aggregate approximate amount of $11,492,500 for the purposes of funding certain accrued and expected fees, costs and expenses of the GUC Trust for the calendar year 2015, and (ii) the duration of the GUC Trust has been extended by 12 months, or through and including March 31, 2016. The duration of the GUC Trust may in the future be shortened or extended beyond March 31, 2016, by further order of the Bankruptcy Court.

Forward-Looking Statements

This Form 8-K contains forward-looking statements about the assets, prospects and plans of the GUC Trust. Actual results could differ materially from those indicated by the forward-looking statements because of various risks and uncertainties, including, without limitation, the GUC Trust’s incurrence of professional fees and other expenses in connection with administration of the GUC Trust, economic conditions, changes in tax and other governmental rules and regulations applicable to the GUC Trust, fluctuations in the market price of the New GM Securities, and other risks, as well as various risks and uncertainties associated with New GM, as described in New GM’s periodic and current reports filed under the Securities Exchange Act of 1934, as amended, or Exchange Act. These risks and uncertainties are beyond the ability of the GUC Trust to control, and in many cases, risks and uncertainties that could cause actual results to differ materially from those indicated by the forward-looking statements cannot be predicted. When used in this Form 8-K, the words “believes,” “estimates,” “plans,” “expects,” “intends,” and “anticipates” and similar expressions are intended to identify forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibit is furnished with this Form 8-K.

Exhibit No.	Description

99.1	Order of the Bankruptcy Court for the Southern District of New York

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 30, 2015

MOTORS LIQUIDATION COMPANY GUC TRUST

By: Wilmington Trust Company, not in its individual capacity, but solely in its capacity as trust administrator and trustee of the Motors Liquidation Company GUC Trust

By:	/s/ David A. Vanaskey
Name:	David A. Vanaskey
Title:	Vice President of Wilmington Trust
Company

EXHIBIT INDEX

Exhibit No.	Description

99.1	Order of the Bankruptcy Court for the Southern District of New York

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